Exhibit 99.5
                       GE COMMERCIAL MORTGAGE CORPORATION

                             SECRETARY'S CERTIFICATE


Re:   GE COMMERCIAL MORTGAGE CORPORATION
      Commercial Mortgage Pass-Through Certificates, Series 2006-C1

      The undersigned Secretary of GE Commercial Mortgage Corporation (the "Company") does hereby certify as follows:

      Attached hereto as Exhibit A is a true, correct and complete copy of resolutions of the Company duly adopted by the Board of Directors of the Company as of April 3, 2006. Such resolutions have not been amended, modified or rescinded and remain in full force and effect in the form adopted as of the date hereof and are the only resolutions of the Board of Directors with respect to such matters.

      IN WITNESS WHEREOF, I have hereto signed my name as of April 3, 2006.



                                                /s/ Patricia A. DeLuca
                                                --------------------------------
                                                Name: Patricia A. DeLuca
                                                Title: Secretary



The undersigned, the President of the Company, hereby certifies that Patricia A. DeLuca is the duly elected and acting Secretary of the Company and that the signature appearing above is such person's genuine signature.

IN WITNESS WHEREOF, I have hereto signed my name as of April 3, 2006.


                                      /s/ Daniel J. Smith
                                      --------------------------------
                                      Name:  Daniel J. Smith
                                      Title: President

                                  EXHIBIT A
                                 Resolutions


                       GE COMMERCIAL MORTGAGE CORPORATION

           ACTION OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS
                       TAKEN BY UNANIMOUS WRITTEN CONSENT

      The undersigned, being all of the members of the Executive Committee of the board of directors of GE Commercial Mortgage Corporation, a Delaware corporation (the "Corporation"), do hereby consent, pursuant to Section 141(f) of the Delaware General Corporation Law, to the adoption of the following resolutions and hereby direct that this written consent to such action be filed with the minutes of the Corporation.

      WHEREAS, the Executive Committee of the board of directors has determined that it is in the best interests of the Corporation for the trustee of the trust fund (the "Trust Fund") formed pursuant to the issuance of the Corporation's Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the "Certificates") to have the authority to execute certain Securities and Exchange Commission forms in connection with the Trust Fund's reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      NOW, THEREFORE, BE IT RESOLVED,

      RESOLVED, that, Daniel J. Smith, as an officer of the Corporation be, and hereby is, authorized and directed in the name and on behalf of the Corporation to grant any and all powers of attorney to LaSalle Bank National Association, as Trustee under that certain Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Corporation, as depositor, Wachovia Bank, National Association, as servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee, as may be necessary to permit the Trustee to file any Forms 10-D required to be filed with the Securities and Exchange Commission pursuant to the Pooling and Servicing Agreement in connection with the Trust Fund and the Certificates, until such time as the Trust Fund shall no longer be subject to the reporting requirements of the Exchange Act, and such powers of attorney shall be in such form and contain such conditions as any such officer of the Corporation shall have approved in such officer's sole discretion, the execution and delivery thereof by such officer being conclusive evidence of such approval;

      RESOLVED, that, the filing of these resolutions with the Securities and Exchange Commission pursuant to Item 601(b)(24) of Regulation S-K of the Securities Act of 1933, as amended, be, and hereby is, authorized, approved, ratified and confirmed;

      RESOLVED, that any notice or information which may under the General Corporation Law of the State of Delaware or otherwise have to be delivered to the directors prior to their execution of any consent in lieu of meeting be, and it is, hereby waived to the greatest extent permitted by applicable law.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

Dated: April 3, 2006



                                       /s/ Daniel J. Smith
                                       -----------------------------------------
                                           Daniel J. Smith



                                       /s/ David Martindale
                                       -----------------------------------------
                                           David Martindale



                                       /s/ Robert Pfeiffer
                                       -----------------------------------------
                                           Robert Pfeiffer